Exhibit 10.8
CONFIDENTIAL

AMENDMENT TO
MUTUAL RELEASE AGREEMENT

THIS AMENDMENT TO MUTUAL RELEASE AGREEMENT (the "Amendment") is dated as of this 18th day of September, 2013, (the "Amendment Date") by and among XHIBIT CORP., a Nevada corporation (formerly known as NB Manufacturing, Inc.) (the "Company"), FlyReply Corp., a Nevada corporation, Xhibit Interactive, LLC, a Nevada limited liability company, SpyFire Interactive, LLC, a Nevada limited liability company, Stacked Digital, LLC, a Washington limited liability company, and SHC Parent Corp., a Delaware corporation, each with its offices at 80 E. Rio Salado Parkway, Suite 115, Tempe, AZ  85281 (the "Company Offices"), and CHRIS RICHARDE, an unmarried individual, whose address is 6407 E. Catesby Road, Paradise Valley, AZ  85253 ("Richarde" and with the Company, FlyReply Corp. Xhibit Interactive, LLC, SpyFire Interactive, LLC, Stacked Digital, LLC, and SHC Parent Corp., the "Parties").

RECITALS:

A.           Effective as of August 6, 2013, the Parties entered into that certain Mutual Release Agreement (the "Original Agreement").

B.           The Parties desire to amend certain terms set forth in the Original Agreement as set forth herein.

AGREEMENT:

1.           Capitalized Terms. Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Original Agreement.

2.           Certain Conditions Precedent.

(a)           Section 1.4(a)(i) of the Original Agreement is hereby deleted and restated as follows:
(i)           the completed sale (the "X Sale") of 15,000,000 Shares (the "X Shares") by Richarde to X Shares, LLC ("X Shares, LLC");

(b)           Section 1.4(a)(v) of the Original Agreement is hereby deleted and restated as follows:
(v)           the execution and delivery by the Company of a Registration Rights Agreement substantially in the form set forth hereto as Exhibit A providing for the registration rights granted to X Shares, LLC with respect to the X Shares;

(c)           Section 1.4(a)(vii) of the Original Agreement is hereby deleted and restated as follows:

(vii)           entry by Richarde and the Company into a lock-up agreement whereby 17,500,000 of Richarde’s Retained Shares (as defined below) will be prohibited from being sold for a one year period from the Closing Date;

(d)           Section 1.4(a)(viii) of the Original Agreement is hereby deleted in its entirety.

(e)           For purposes hereof, the definition of "Retained Shares" in the Original Agreement is hereby amended and restated to mean the 44,440,064 Shares minus the 15,000,000 X Shares, minus the 5,000,000 Hrissikopoulos Shares, minus the 4,440,064 Tendered Shares.

(f)           The reference in Section 2.4 of the Original Agreement to "Ax Shares" is hereby changed to "X Shares".

3.           Conflicts; Reaffirmation; Waiver.  In the event of any conflict or inconsistency between the provisions of the Original Agreement and the provisions of this Amendment, the provisions of this Amendment shall govern.  Except to the extent expressly amended hereby, all terms and conditions of the Original Agreement shall remain in full force and effect.  Each party hereto hereby expressly ratifies and affirms all such terms and conditions as of the effective date hereof.

4.           Additional Acts and Assurances. Each Party hereto agrees to do all such things and take all such actions, and to make, execute and deliver such other documents and instruments, as shall be reasonably requested to carry out the provisions, intent and purpose of this Amendment and, as amended, the Original Agreement.

 [Signature Pages Follows]

The Company:

XHIBIT CORP., a Nevada corporation

By  /s/ Kevin M. Weiss
Its Chief Executive Officer

Date: September 18, 2013

FLYREPLY CORP., a Nevada corporation

/s/ Kevin M. Weiss
Its Chief Executive Officer

Date: September 18, 2013

XHIBIT INTERACTIVE, LLC, a Nevada limited liability company

/s/ Kevin M. Weiss
Its Chief Executive Officer

Date: September 18, 2013

SPYFIRE INTERACTIVE, LLC, a Nevada limited liability company

/s/ Kevin M. Weiss
Its Chief Executive Officer

Date: September 18, 2013

STACKED DIGITAL, LLC, a Washington limited liability company

/s/ Kevin M. Weiss
Its Chief Executive Officer

Date: September 18, 2013

SHC PARENT CORP., a Delaware corporation

/s/ Kevin M. Weiss
Its Chief Executive Officer

Date: September 18, 2013

Richarde

/s/ Chris Richarde
Chris Richarde

Date: September 18, 2013